                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                _______________



                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               October 19, 2000
            ------------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                          Exodus Communications, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



        Delaware                     0-23795                    77-0403076
------------------------     -------------------------     ------------------
(State of Incorporation)      (Commission file number)      (I.R.S. Employer
                                                           Identification No.)



                        2831 Mission College Boulevard
                         Santa Clara, California 95054
           ---------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (408) 346-2200
              --------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5: OTHER EVENTS.

     Attached hereto is financial information for Exodus Communications, Inc. for its quarter ended September 30, 2000 and forward-looking statements relating to the fourth quarter of 2000 and relating to 2001, as presented in a press release issued by Exodus on October 19, 2000.

     A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed herewith:

    99.01  Press release dated October 19, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: October 19, 2000

                                    EXODUS COMMUNICATIONS, INC.


                                    By: /s/ Adam W. Wegner
                                        -------------------------------------
                                        Adam W. Wegner, Senior Vice President,
                                        Legal and Corporate Affairs, General
                                        Counsel and Secretary

                                 EXHIBIT INDEX
                                 -------------


  99.01  Press release dated October 19, 2000.